UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California		94065-1166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Saba Software, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend Item 9.01 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 19, 2012 (the “Original Filing”). As indicated in the Original Filing, on March 19, 2012, the Company completed its acquisition of HumanConcepts, LLC, a California limited liability company (“HumanConcepts”).This amendment is being filed to include the audited historical financial statements of the business acquired as required by Item 9.01(a).

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of HumanConcepts as of December 31, 2011 and for the year then ended are being filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Mohler, Nixon & Williams, independent auditors

99.1	Audited consolidated financial statements of HumanConcepts as of December 31, 2011 and for the year then ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: September 5, 2012	/s/ Peter E. Williams III
(Signature) General Counsel, Executive Vice President, Corporate Development, and Secretary